                       SUPPLEMENT DATED FEBRUARY 27, 1998
                     TO PROSPECTUS DATED FEBRUARY 28, 1997

                      FINANCIAL HORIZONS INVESTMENT TRUST
                               --GROWTH FUND
                               --MUNICIPAL BOND FUND
                               --GOVERNMENT BOND FUND
                               --CASH RESERVE FUND

  1. The date of the prospectus is hereby changed to February 27, 1997.

  2. On February 16, 1998, Shareholders of the series of Financial Horizons Investment Trust (the "Trust") approved an Agreement and Plan of Reorganization, dated as of November 24, 1997, as amended as of December 30, 1997 (the "Plan") between the Trust and Nationwide Investing Foundation III ("NIF III"), an Ohio business trust. Pursuant to the Plan and as listed in the chart below, a series of NIF III (each, an "Acquiring Fund") will acquire all of the assets of each current series of the Trust (each, a "Fund") in exchange for the assumption of all of the Fund's liabilities and a number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the Fund's net assets (the transactions which have been approved by shareholders are hereafter referred as the "Reorganization"). The Plan also requires the distribution of the Acquiring Fund shares received to the shareholders of each of the Funds. For each of the Funds, except the Cash Reserve Fund, the shareholders will receive Class D shares of the Acquiring Fund. The shareholders of the Cash Reserve Fund will receive shares of the NIF III Money Market Fund which are without class designation.

--------------------------------------------------------------------------------

THE ACQUIRING FUNDS (NIF III)                          THE FUNDS
-----------------------------                          ---------
Nationwide Mid Cap Growth Fund                         Growth Fund
Nationwide Tax-Free Income Fund                        Municipal Bond Fund
Nationwide Long-Term U. S. Government Bond Fund        Government Bond Fund
Nationwide Money Market Fund                           Cash Reserve Fund

--------------------------------------------------------------------------------

  Completion of the Reorganization is planned for on or about May 9, 1998; however, the Reorganization may be effected on such earlier or later date as may be determined. When the Reorganization is completed, all shareholders will receive a new prospectus for the Acquiring Funds of NIF III.

3. The third sentence of the first paragraph following the Table of Contents on the cover page of the Prospectus is hereby deleted and replaced with the following:

          A Statement of Additional Information, dated February 27, 1998, has been filed with the Securities and Exchange Commission.

4. The last two lines on the cover pages of the Prospectus are hereby deleted and replaced with the following:

                 THE STATEMENT OF ADDITIONAL INFORMATION, DATED
            FEBRUARY 27, 1998, IS INCORPORATED HEREIN BY REFERENCE.

5. The information under the heading "SUMMARY OF TRUST EXPENSES"--ANNUAL FUND OPERATING EXPENSES" on page 2 of the Prospectus, is deleted in its entirety and replaced with the following:

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS,
                         AFTER EXPENSE REIMBURSEMENTS)

  The expenses and fees in the following table and the example that follows are based on actual fees and expenses incurred for the fiscal year ended October 31, 1997:

                        CASH     GOVERNMENT   MUNICIPAL
                       RESERVE      BOND        BOND      GROWTH
                       -------   ----------   ---------   ------
Management Fees         0.40%       0.65%       0.65%      0.65%
12b-1 Fees*             0.00%       0.00%       0.00%      0.00%
Other Expenses          0.29%       0.20%       0.20%      0.31%
                        ----        ----        ----       ----
Total Fund Operating
  Expenses**            0.69%       0.85%       0.85%      0.96%
                        ====        ====        ====       ====

* As of November 8, 1996 and until further written notice to shareholders, Nationwide Advisory Services, Inc. ("NAS") has agreed to waive all of the 0.75% 12b-1 fee on the Government Bond, Municipal Bond and Growth Funds.

** During the year ended October 31, 1997, total operating expenses if no expenses were waived would have been 1.60%, 1.59% and 1.70%, respectively, on the Government Bond, Municipal Bond, and Growth Fund.

EXAMPLE:

  The following example illustrates the expenses you would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual return, (2) redemption at the end of each time period:

                        CASH     GOVERNMENT   MUNICIPAL
                       RESERVE      BOND        BOND      GROWTH
                       -------   ----------   ---------   ------
1 Year                  $  7        $ 59        $ 59       $ 60
3 Years                 $ 22        $ 67        $ 67       $ 71
5 Years                 $ 38        $ 67        $ 67       $ 73
10 Years                $ 86        $105        $105       $118

  You would pay the following expenses on the same investment, assuming no redemption:

                        CASH     GOVERNMENT   MUNICIPAL
                       RESERVE      BOND        BOND      GROWTH
                       -------   ----------   ---------   ------
1 Year                  $  7        $  9        $  9       $ 10
3 Years                 $ 22        $ 27        $ 27       $ 31
5 Years                 $ 38        $ 47        $ 47       $ 53
10 Years                $ 86        $105        $105       $118

  The expenses and fees in the following table and example that follows have been restated to reflect fees shareholders the Funds will bear completion after the Reorganization:

                        SHAREHOLDER TRANSACTION EXPENSES

                        MID
                        CAP     TAX-FREE   LONG-TERM    MONEY
                       GROWTH    INCOME    U.S. GOV'T   MARKET
                       ------   --------   ----------   ------
Maximum Sales Charge
  Imposed on
  Purchase* (as a
  percentage of
  offering price)
  offering price)       4.50%     4.50%       4.50%      None
Redemption Fee** (as
  a percentage of
  amount redeemed, if
  applicable)           None      None        None       None

* Lower sales charges are available as the amount of the investment increases. To receive even greater sales charge discounts, investors may also include the value of Class D shares held in certain other accounts (including household family members' accounts).

** A $5 fee will be deducted from the proceeds of any redemptions wired to your bank. A fee also will be charged if you utilize Western Union's Quick Cash service: this fee is $9.50 per $10,000 redeemed.

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                        MID
                        CAP     TAX-FREE   LONG-TERM    MONEY
                       GROWTH    INCOME    U.S. GOV'T   MARKET
                       ------   --------   ----------   ------
Management Fees         0.60%     0.50%       0.50%      0.40%
12b-1 Fees              None      None        None       None
Other Expenses          0.38%     0.19%       0.27%      0.20%
                       -----     -----       -----      -----
Total Fund Operating
  Expenses              0.98%     0.69%       0.77%      0.60%
                       =====     =====       =====      =====

EXAMPLE:

  The following example illustrates the expenses you would pay on a $1,000 investment over various time periods assuming: (1) a 5% annual return, (2) redemption at the end of each time period, and (3) payment of the maximum applicable sales charge. There are no contingent deferred sales charges imposed on Class D or Money Market shares of NIF III.

                        MID
                        CAP     TAX-FREE   LONG-TERM    MONEY
                       GROWTH    INCOME    U.S. GOV'T   MARKET
                       ------   --------   ----------   ------
1 Year                  $ 55      $ 52        $ 53       $  6
3 Years                 $ 75      $ 66        $ 68       $ 19
5 Years                 $ 97      $ 82        $ 86       $ 33
10 Years                $160      $128        $136       $ 75

  The above examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

6. The information under "Financial Highlights" on page 3 of the Prospectus is hereby updated as to each Fund for the fiscal year ended October 31, 1997, with the following:

                              FINANCIAL HIGHLIGHTS
     (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31, 1997)

                                                        CASH      GOVERNMENT    MUNICIPAL
                                                       RESERVE       BOND         BOND       GROWTH
                                                       -------    ----------    ---------    -------
Net Asset Value -- Beginning of Period                 $ 1.00      $ 10.92       $ 10.77     $ 19.47
                                                       ------      -------       -------     -------
Net investment Income                                     .05          .66           .53         .04
Net realized gain (loss) and unrealized appreciation
  (depreciation)                                           --          .27           .35        4.38
                                                       ------      -------       -------     -------
Total from investment operations                          .05          .93           .88        4.42
Dividends from net investment income                     (.05)        (.66)         (.53)       (.03)
Distributions from net realized gains on investment
  transactions                                             --           --            --        (.99)
                                                       ------      -------       -------     -------
Total distributions                                      (.05)        (.66)         (.53)      (1.02)
                                                       ------      -------       -------     -------
Net Asset Value -- End of Period                       $ 1.00      $ 11.19       $ 11.12     $ 22.87
                                                       ======      =======       =======     =======
Total Return (excluding sales charges)                   4.93%        8.84%         8.37%      23.66%
                                                       $4,051      $48,549       $16,821     $ 9,541
Ratio of expense to average net assets                    .69%         .85%          .85%        .96%
Ratio of expense to average net assets*                   .69%        1.60%         1.59%       1.70%
Ratio of net investment income to average net assets     4.82%        6.04%         4.85%       0.20%
Ratio of net investment income (loss) to average net
  assets*                                                4.82%        5.29%         4.11%      (0.54%)
Portfolio turnover                                         --        52.10%        14.09%      40.69%
Average commission rate paid                               --           --            --      5.8006c

* Ratios calculated as if no expenses were waived.

** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

  The information in the Financial Highlights has been audited by KPMG Peat Marwick LLP, independent auditors whose report thereon together with the financial statements which are incorporated by reference in the Statement of Additional Information from the Annual Report. The Statement of Additional Information and the Annual Report for the Funds which contain further information about the Funds' performance including Management's Discussion of Fund Performance may be obtained free of charge by calling 1 (800) 848-0920.

7. The paragraph under "Management's Discussion of Fund's Performance" on page 9 of the Prospectus is replaced in its entirety by the following:

          The Annual Report for the fiscal year ended October 31, 1997 contains management's discussion of each Fund's performance including narrative discussions by each Fund's portfolio managers and line graphs comparing the performance of each Fund since its inception to an appropriate market index over the same periods. Copies of this Annual Report can be obtained free of charge by writing the Funds or by calling 1-800-848-0920, toll free.

8. On page 15 of the Prospectus under the section entitled "TAX STATUS--Federal Taxes", the fourth paragraph is hereby deleted in its entirety and replaced by the following:

          The Taxpayer Relief Act of 1997 has substantially changed the manner in which the income tax on net long-term capital gains is computed for individuals. For corporations, net long-term capital gains are taxed at the same rates as ordinary income. The following is a summary of the new rules for the taxation of net long-term capital gains, which are applicable to individuals but not corporations, for sales and exchanges after May 6, 1997.

          For investments held for more than 18 months (12 months if the investment was sold after May 6 and before July 29, 1997), the top net long-term capital gain rate is 20%. For taxpayers who are in the 15% regular tax bracket for 1997, the top long-term capital gain rate is 10%.

          Commencing with sales after July 28, 1997, gain from assets that are held for more than 12 months but not more than 18 months is treated as mid-term gain. The top rate for mid-term gains is 28%.

          If the investor's regular tax rate is lower than the top long-term capital gain rate, the tax is computed using the regular tax rates.

9. The information pertaining to Legal Counsel on page 20 of the Prospectus should read "Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215."

10. This supplement supersedes in their entirety the prospectus Supplements dated November 28, 1997 and December 8, 1997.

                       THIS SUPPLEMENT SHOULD BE RETAINED
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

FHT-11-4

PART B. STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 27, 1998
FINANCIAL HORIZONS INVESTMENT TRUST
         - CASH RESERVE FUND
         - GOVERNMENT BOND FUND
         - MUNICIPAL BOND FUND
         - GROWTH FUND

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Trust's Prospectus, dated February 28, 1997 as supplemented February 27, 1998. The Prospectus may be obtained from Nationwide Advisory Services, Inc., P.O. Box 1492, Three Nationwide Plaza, Columbus, Ohio 43216, or by calling 1-800-848-0920.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                      1
ADDITIONAL INFORMATION AS TO
         INVESTMENT OBJECTIVES AND POLICIES                          1
ADDITIONAL INFORMATION AS TO
         INVESTMENT TECHNIQUES                                       2
INVESTMENT RESTRICTIONS                                              3
MAJOR SHAREHOLDERS                                                   5

TRUSTEES AND OFFICERS OF THE TRUST                                   5
CALCULATING YIELD - CASH RESERVE FUND                                6
CALCULATING YIELD AND TOTAL RETURN
         - NON-CASH RESERVE FUNDS                                    6
INVESTMENT ADVISER AND OTHER SERVICES                                7

DISTRIBUTION AGREEMENT                                               8
PURCHASES, REDEMPTIONS AND PRICING OF SHARES                         9

SHAREHOLDERS' RIGHTS                                                10

CUSTODIAN                                                           11
BROKERAGE ALLOCATION                                                11

TAX STATUS                                                          12
FINANCIAL STATEMENTS                                                13
APPENDIX                                                            13


                         GENERAL INFORMATION AND HISTORY

Financial Horizons Investment Trust ("Trust") is an open-end, diversified investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated May 9, 1988. The Trust offers shares in four separate series ("Funds"), each with its own investment objective.

         ADDITIONAL INFORMATION AS TO INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds' investment objectives and policies discussed in the Prospectus.

The types of permitted investments described in the Prospectus may be changed without prior approval by, or notice to, the shareholders. There is no guarantee that the objectives will be realized. The investment restrictions, set forth herein and in the prospectus, cannot be changed without the approval of shareholders.

- RISKS AFFECTING FIXED INVESTMENTS

The net asset value of the shares of open-end investment companies such as the Government Fund and the Municipal Fund, which invest in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of a Fund, such changes will not affect the income received by that Fund from such securities. However, since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be assured. Also, the dividends paid by a Fund, if any, will increase or decrease in relation to the income received by that Fund from its investments which would, in any case, be reduced by that Fund's expenses before it is distributed to shareholders.

Although the mortgage loans in a GNMA pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates. Because prepayments are made at par value, losses could be sustained on prepayments of GNMA certificates which had been purchased at prices above their par values.

               ADDITIONAL INFORMATION AS TO INVESTMENT TECHNIQUES

- REPURCHASE AGREEMENT

Repurchase agreements (Repos) are agreements between a seller and a buyer, usually of U.S. Government securities, whereby the seller agrees to repurchase the securities at an agreed upon price and, usually, at a stated time. Repos, also called RPs or buybacks, are widely used both as a money market investment vehicle and as an instrument of Federal Reserve Monetary Policy. Where a repurchase agreement is used as a short-term investment, a government securities dealer, usually a bank, borrows from an investor (for instance, a mutual fund) with excess cash, to finance its inventory, using the securities as collateral. Such RPs may have a fixed maturity date or be Open Repos, callable at any time. Rates are negotiated directly by the parties involved, but are generally lower than rates on collateralized loans made by New York banks. The attraction of repos is the flexibility of maturities that makes them an ideal place to invest excess funds on a temporary basis. The Trust will only invest in repurchase agreements which are fully collateralized and monitored on a continuous basis by the Investment Adviser and have been affirmed by the Board of Trustees. The Trust will only enter into repos involving securities in which it would otherwise invest and with selected banks and securities dealers whose financial condition is evaluated regularly.

- WHEN-ISSUED SECURITIES

The Government Fund and Municipal Fund may purchase securities on a "when-issued" or on a "forward delivery basis. It is expected that under normal circumstances a Fund purchasing securities on a "when-issued" basis will take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward-delivery" basis, it will follow procedures consistent with Securities and Exchange Commission policies. Since those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Fund will always have cash or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although none of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities before delivery, that Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain or loss would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions as fundamental policies which cannot be changed without the approval of the holders of a majority of the shares of the Fund for which the change is proposed and which apply to all four Funds of the Trust, unless otherwise stated. All percentage limitations expressed are measured immediately after the relevant transaction is made.

Each Fund may not:

1. Invest for the purpose of making short-term trading profits or for the purpose of exercising control of management or deal with the Trustees in the purchase and sale of securities.

2. Invest more than 5% of its total assets (excluding cash and cash items) in the securities of any one issuer or own more than 10% of any class of voting or non-voting securities of any issuer (except the U.S. Government, its agencies and instrumentalities).

         (a) For the Cash Reserve Fund, 25% of the Fund's total assets may be invested in any class of voting or non-voting securities of commercial banks.

         (b) For the Cash Reserve Fund, up to 10% of its assets may be invested in any one issuer in First Tier Securities, as defined in the Investment Company Act of 1940, as amended, for a period of up to three business days after the purchase, provided the Fund may not make more than one such investment at a time.

3. Make loans to others except for the purchase of the debt securities listed above or the entering into repurchase agreements listed above.

4. Act as underwriter except to the extent that, in conjunction with the disposition of portfolio securities, the Fund may be deemed as underwriter under certain federal securities laws.

5. Pledge more than 10% of its assets and then only to secure temporary borrowings from banks.

6. Invest in puts, calls, straddles, spreads or any combination thereof or in oil, gas or other mineral leases, rights or royalty contracts.

7. Invest more than 5% of its total assets taken at cost in securities whose issuers or guarantor of principal and interest, including any predecessors, has been in operation for less than three years.

8. Issue any senior securities.

9. Purchase securities on margin, but a Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities.

10. Invest more than 5% of a Fund's assets in companies, including their predecessors, which have a record of less than three years' continuous operation or in securities for which market quotations are not readily available.

11. Sell securities short or invest in securities, the disposition of which is restricted under federal securities laws and which may not be publicly sold without registration under the Securities Act of 1933, if as a result, more than 5% of the net assets of a Fund would be invested in such securities.

12. Invest 25% or more of each Fund's total assets in the securities of issuers in the same industry, except each Fund may invest more than 25% of the value of its assets in municipal notes, bonds and obligations issued, escrowed in or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (a) Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas and telephone utilities are considered separate industries for this purpose.

         (b) Captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer sales finance and other finance are considered separate industries for this purpose.

         (c) For the Cash Reserve Fund, more than 25% of its assets, if deemed advisable, may be invested in obligations of domestic branches of U.S. commercial banks.

13. Borrow money, except under the following circumstances:

         (a) A Fund may borrow an amount not in excess of 33 1/3% of the value of the Fund's total assets (calculated when the loan is made) from banks for temporary purposes to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur. This borrowing provision is not intended for investment purposes, nor will the Funds purchase portfolio securities during periods of borrowings outstanding;

         (b) A Fund may borrow an amount equal to no more than 5% of the value of each of the Funds' total assets (calculated when the loan is made) for temporary, emergency purposes, or for the clearance of transactions, to provide the investment manager additional flexibility in the execution of routine daily transactions, and allow for more efficient cash management. This borrowing provision will not be used to leverage the funds or to borrow for extended periods of time.

14. Purchase or sell securities of other investment companies, as defined in the Investment Company Act of 1940, as amended, (except in connection with real estate, real estate mortgage loans, commodities or futures contracts).

15. For the Government Fund, invest more than 35% of its total assets in mortgage backed securities.

For purposes of the first restriction set forth in the heading "Investment Restrictions," in the prospectus, the Municipal Fund will regard the entity which has the ultimate responsibility for the payment of interest and principal as the issuer.


                               MAJOR SHAREHOLDERS

As of January 31, 1998, Nationwide Life Insurance Company of Columbus, Ohio, had sole voting and investment power over 3,057,882 shares of the Cash Reserve Fund (73.6%), 127,937 shares of the Government Bond Fund (3.1%), 55,918 shares of the Municipal Bond Fund (3.8%) and 26,696 shares of the Growth Fund (5.4%). The Trustees and Officers of the Trust owned less than 1% of the outstanding shares.

                       TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES AND OFFICERS

The principal occupations of the Trustees and Officers during the last five years and their affiliations are:

ROBERT M. DUNCAN, Trustee, Age 70
1397 Haddon Road,
Columbus, Ohio 43209.
Mr. Duncan is Vice President & Secretary Emeritus of the Ohio State University. He was formerly a Partner in the law firm of Jones, Day, Reavis & Pogue in Columbus. He was formerly U.S. District Court Judge, Southern District of Ohio.

DIMON R. MCFERSON, Trustee*, Age 60
One Nationwide Plaza,
Columbus, Ohio 43216.
Mr. McFerson is President and Chief Executive Officer of the Nationwide Insurance Enterprise. He was formerly President and General Manager of the Nationwide Insurance Enterprise. He is a Director of Nationwide Advisory Services, Inc.

DR. JOHN C. BRYANT, Trustee, Age 61
44 Faculty Place,
Wilmington, Ohio 45177.
Dr. Bryant is Executive Director of the Cincinnati Youth Collaborative. He was formerly Professor of Education, Wilmington College.

DR. THOMAS J. KERR, IV, Trustee, Age 64
4890 Smoketalk Lane,
Westerville, Ohio 43081.
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

JAMES F. LAIRD, Jr., Treasurer
Three Nationwide Plaza,
Columbus, Ohio 43216.
Mr. Laird is Vice President-General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

CHRISTOPHER A. CRAY, Assistant Treasurer.
Three Nationwide Plaza,
Columbus, Ohio 43216.
Mr. Cray is Treasurer of Nationwide Advisory Services, Inc., the Distributor and Investment Manager. Prior to that he was Director of Corporate Accounting for Nationwide Insurance Enterprise.



* A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940.

Officers and interested Trustees will not be paid by the Trust in their capacity as officers. All Trustees and Officers of the Trust own less than 1% of the outstanding shares. The Trustees receive fees and reimbursement for expenses of attending board meetings for the Trust. The Compensation Table on the next page sets forth the total compensation to the Trustees from the Trust and from all funds in the Nationwide Fund Complex during the fiscal year ended October 31, 1997.

                               COMPENSATION TABLE

                                                        PENSION OR                               TOTAL
                                  AGGREGATE             RETIREMENT BENEFITS    ESTIMATED         COMPENSATION
                                  COMPENSATION          ACCRUED AS PART        ANNUAL BENEFITS   FROM THE
NAME OF PERSON, POSITION          FROM THE TRUST        OF FUND EXPENSES       UPON RETIREMENT   FUND COMPLEX*
John C. Bryant, Trustee           $5,000                -0-                    -0-               $16,000
Robert M. Duncan, Trustee         $5,000                -0-                    -0-               $16,000
Thomas J. Kerr, IV, Trustee       $5,000                -0-                    -0-               $16,000
Dimon R. McFerson, Trustee        -0-                   -0-                    -0-               -0-

---------------
* The Fund Complex includes six business trusts comprised of thirty-one investment portfolios.

                      CALCULATING YIELD--CASH RESERVE FUND

Any current money market fund yield quotation, subject to Rule 482 under the Securities Act of 1933, shall consist of seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. The Cash Reserve Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested. As of October 31, 1997, the Fund's seven-day current yield was 4.74%.
The effective yield was 4.85%.

The Cash Reserve Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Cash Reserve Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Cash Reserve Fund's expenses. There is no assurance that the yield quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset value will remain constant. It should be noted that a shareholder's investment in the Cash Reserve Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

           CALCULATING YIELD AND TOTAL RETURN - NON CASH RESERVE FUNDS

The non Cash Reserve Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act of 1933. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

All performance advertisements shall include average annual total return quotations for the most recent one, five and ten year periods (or life, if a fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five and ten year (or Life) periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

The Government and Municipal Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a thirty-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest and includes a modified market value method for determining amortization. The yield will fluctuate and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.

The Government and Municipal Bond Funds' yields for the 30-day period ended October 31, 1997 were 5.93% and 4.86%, respectively.
The Government Bond, Municipal Bond and Growth Funds average annual total returns reflecting maximum sales charges for the one year, five year and Life of the funds ended October 31, 1997, are listed below:

                                1 YEAR          5 YEAR          LIFE*
                                ------          ------          -----
Government Bond                 3.84%            6.76%          9.12%

Municipal Bond                  3.37             6.16           7.19

Growth                         18.66            16.86          13.36

--------------
* Period from 12/19/88 (commencement of operations) through 10/31/97.


                      INVESTMENT ADVISER AND OTHER SERVICES

INVESTMENT MANAGEMENT AGREEMENT

Under the terms of the Investment Management Agreement, Nationwide Advisory Services, Inc. ("NAS") manages the investment of the assets of the Trust in accordance with the policies and procedures established by the Trustees, administers and manages the affairs of the Trust and furnishes office facilities, equipment and personnel to the Trust. The Agreement also provides that NAS shall reimburse the Trust for the compensation of the Trustees who are "interested persons" of NAS. The Trust pays NAS fees based on average net assets of the Funds at the rate of .65% per annum for the Growth Fund, Municipal Bond Fund and Government Bond Fund and .40% per annum for the Cash Reserve Fund.

During the fiscal years ended October 31, 1997, 1996, and 1995, the Investment Manager earned fees of $17,011, $16,666, and $16,571, respectively for the Cash Reserve Fund; $343,259, $414,415, and $447,894, respectively for the Government Bond Fund; $121,837, $150,996, and $171,005, respectively for the Municipal Bond Fund; and $63,883, $54,053, and $46,886, respectively for the Growth Fund.

NAS, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. Nationwide Corporation, is also a holding company in the Nationwide Insurance Enterprise.

                             DISTRIBUTION AGREEMENT

NAS also acts as Distributor of the Trust's shares pursuant to the Distribution Agreement with the Trust. Pursuant to the Distribution Agreement, NAS is responsible for distributing the Trust's securities in a continuous offering. The Distributor pays commissions to salespersons, the cost of printing and mailing prospectuses to potential investors and any sales promotional expenses incurred by them in connection with their distribution of Trust shares.

The Distribution Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than sixty days' nor less than thirty days' written notice.

To compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement, the Trust has adopted a Plan of Distribution (the "Plan") under Rule 12b-1 under the Investment Company Act. Under the Plan, the Trust pays the Distributor compensation accrued daily and paid monthly at the annual rate of .75% of the average daily net assets of the Growth Fund, Municipal Bond Fund and Government Bond Fund. Prior to February 29, 1994, the distribution fee was also charged on the Cash Reserve Fund. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares.

     During the fiscal year ended October 31, 1997, 1996 and 1995, NAS received distribution fees of $0, $0 and $39,930, respectively, for the Government Bond Fund, $2,239, $116,152 and $131,542, respectively, for the Municipal Bond Fund and $1,012, $41,580 and $36,069, respectively, for the Growth Fund. During the fiscal years ended October 31, 1997, 1996, and 1995, the Distributor waived fees of $396,061, $476,865, and $476,865, respectively, for the Government Bond Fund; $137,225, $58,074, and $65,771, respectively, for the Municipal Bond Fund; and $72,700, $20,790, and $18,033, respectively, for the Growth Fund. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares (see "How to Redeem Shares" in the Prospectus). In the fiscal year ended October 31, 1997, 1996, and 1995, such charges were $23,417, $36,566, and $75,240, respectively, for the Government Bond Fund; $41,532, $118,289, and $97,848, respectively for the Municipal Bond Fund; and $10,832, $12,788, and $28,961, respectively, for the Growth Fund.

Pursuant to the Plan, at least quarterly, the Distributor shall provide the Trust a written report for review by the Trustees of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan shall remain in effect until the earlier of one year after the respective date of execution or the first meeting of shareholders after the effective date of the Trust's Prospectus. If approved at such meeting by a vote of a majority of the outstanding voting securities of the Trust, the Plan shall continue in effect thereafter, provided such continuance is approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on such Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time without payment of any penalty by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the Investment Company Act). So long as the Plan is in effect, the election and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. In the Trustees' review of the Plan, they will consider the continued appropriateness and the level of compensation provided therein.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

All investments of the Trust are credited to the shareholders' accounts in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1,000 of a share). The Trust does not issue share certificates.

For orders placed after 4:00 p.m. Eastern Time or on a day on which the Exchange is not open for trading, the offering price is based upon net asset value adjusted by applicable sales charges at 4:00 p.m. Eastern Time on the next day thereafter on which the Exchange is open for trading. The net asset value of a share of a Fund on which offering and redemption prices are based is the net asset value of a Fund, divided by the number of shares outstanding, the result being adjusted to the nearest cent.
The net asset value per share of each Fund of the Trust is determined by NAS, as agent appointed by the Trustees, once daily as of the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on days when the New York Stock Exchange ("Exchange") is open or on any other day during which there is a sufficient degree of trading in a Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day

Independence Day, Labor Day and Thanksgiving. The net asset value per share of each Fund is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities and dividing by the number of shares outstanding.

The value of portfolio securities of the Cash Reserve Fund is determined on the basis of the amortized cost valuation in accordance with Rule 2a-7 of the Investment Company Act of 1940. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price the Cash Reserve Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Cash Reserve Fund computed by dividing the annualized daily income of the Cash Reserve Fund by the net asset value computed as described above, may tend to be higher than a like computation by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.

The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Cash Reserve Funds amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Cash Reserve Funds' amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action which might include a reevaluation of all or an appropriate portion of the Cash Reserve Fund's assets based upon current market factors.

The Trustees, in supervising the Cash Reserve Fund's operations and delegating special responsibilities involving portfolio management to the Cash Reserve Fund's Investment Manager, have undertaken, as a particular responsibility within their overall duty of care owed to the Cash Reserve Fund's shareholders, to assure, to the extent reasonably practicable, taking into account current market conditions affecting the Cash Reserve Fund's investment objectives, that the Cash Reserve Fund's net asset value per share, rounded to the nearest 1 cent, will not deviate from $1.00. Pursuant to its objective of maintaining a stable net asset value per above, the Cash Reserve Fund will not purchase instruments with a remaining maturity of greater than 397 days and will maintain a dollar weighted average portfolio maturity of 90 days or less.


The net income of the Cash Reserve Fund is determined once daily as of the time and on the days referenced above. All the net income of the Cash Reserve Fund, so determined, is declared in shares as a dividend to shareholders of record at the time of such determination. (Shares purchased become entitled to dividends declared as of the first day following the date of investment.) Dividends are distributed in the form of additional shares of the Cash Reserve Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Cash Reserve Fund for each $1 (and fraction thereof) of dividend income. An investment in the Cash Reserve Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

For this purpose, the net income of the Cash Reserve Fund (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Cash Reserve Fund, (b) less all actual and accrued expenses determined in accordance with generally accepted accounting principles and (c) plus or minus net realized gains and losses on the assets of the Cash Reserve Fund. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the Investment Company Act of 1940.

Because the net income of the Cash Reserve Fund is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the Cash Reserve Fund divided by the number of shares outstanding) remains at $1 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Cash Reserve Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Cash Reserve Fund in its account.

The Trust may suspend the right of redemption only under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

                              SHAREHOLDERS' RIGHTS

It is the Trust's belief that no shareholder shall be subject to any personal liability to any person in connection with Trust property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person and all such persons shall look solely to the Trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any shareholder of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Such rights accruing to a shareholder shall not exclude any other right to which such shareholder may be lawfully entitled nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a shareholder in any appropriate situation even though not specifically provided herein.

                                    CUSTODIAN

The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian for the Financial Horizons Investment Trust Funds.

                               TRANSFER AGENT AND
                             DIVIDEND DISBURSEMENT


Nationwide Investors Services, Inc. (NIS) is the Transfer and Dividend Disbursing Agent for the Funds. NIS, a wholly-owned subsidiary of NAS received fees for transfer agent services during the year ended October 31, 1997, 1996 and 1995 of $11,300, $11,898, and $12,323 from the Growth Fund, $11,000,
$14,136, and $16,662 from the Municipal Bond Fund, $41,500, $57,100, and $51,384 from the Government Bond Fund and $1,001, $966, and $1,104 from the Cash Reserve Fund. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

                              BROKERAGE ALLOCATION

During the years ended October 31, 1997, 1996, and 1995, brokerage commissions paid by the Growth Fund totaled $8,480, $1,928, and $5,943 respectively. During the years ended October 31, 1997, 1996, and 1995, the Cash Reserve Fund, Government Bond Fund, and Municipal Bond Fund paid no brokerage commissions. There is no commitment to place orders with any particular broker/dealer or group of broker/dealers. Orders for the purchases and sales of portfolio securities of each Fund are placed where, in the judgment of the Investment Adviser, the best executions can be obtained. In allocating orders among brokers for execution on an agency basis, in addition to price considerations, the usefulness of the brokers' overall services is also considered. Services to be provided by brokerage firms may include handling of orders, analyses of corporations, industries and the economy, statistical reports and other related services for which no charge is made by the broker over and above negotiated brokerage commissions. The Trust and the Investment Adviser believe that these services and information, which in many cases would be otherwise unavailable to the Investment Adviser, will be of significant value to the Investment Adviser. The Investment Adviser does not believe that the receipt of such services and information will materially reduce the Investment Adviser's expense.

No formula, method or criteria other than as stated above is planned to be used in the allocation of orders among any firms. In the case of securities traded in the over-the-counter market, the Trust plans to deal with the marketmakers for such securities unless better prices can be obtained through brokers.

In its capacity as investment manager for various portfolios, NAS regularly evaluates all research service received and available to determine whether services should be continued or eliminated. In the management of the Funds, NAS does not intend to specifically search out or employ any new or additional research services.

TAX STATUS

FEDERAL TAXES--The Funds intend to qualify for treatment under subchapter M of the Internal Revenue Code of 1986, as amended, and, therefore, must distribute substantially all of its net investment income and capital gains to shareholders annually. In general, if a Fund distributes all of its net investment income, it is not required to pay any federal income taxes. In addition to federal income tax, if a Fund fails to distribute the required portion of such investment income or capital gains in any year, it will be subject to a non-deductible 4% excise tax on the amount which it has failed to distribute. The Funds intend to make distributions in amounts sufficient to avoid the imposition of this excise tax.

Dividends paid by the Municipal Bond Fund will be exempt from federal income tax to the extent that the income of the Fund is derived from bonds which qualify for such exemption. Some portion of the income from the Tax-Free Income Fund may be taxable annually. The taxable portion of each distribution will be based on the ratio, each year, between the Fund's taxable income and total income. Such ratio shall be determined within 60 days following the close of the taxable year. The annual ratio may differ significantly from the ratio for the period actually covered by each distribution.

Dividends paid by the Government Bond Fund are taxable as income to the shareholder for federal income tax purposes. For corporate shareholders, the appropriate portion of each year's distribution is eligible for the corporate dividend received deduction.

Income itself exempt from Federal income taxation may be considered in addition to the taxable income when determining whether Social Security payments received by a shareholder are subject to Federal income taxation.

Shareholders not subject to tax on their income will not have to pay tax on amounts distributed to them.

The Funds will annually report to each shareholder that shareholder's portion of the net income and capital gain of the Funds for inclusion in the shareholder's income.

Individual and corporate shareholders may be subject to the Alternative Minimum Tax ("AMT") if their Alternative Minimum Taxable Income ("AMTI") exceeds the exemption amounts set forth in Section 55 of the Code. The AMT, at rates as high as 28% for individuals and 20% for corporations, is reduced by the regular tax due for the year. AMTI is the taxpayer's taxable income for the year for regular tax purposes, increased by the tax preferences described in Section 57 of the Code and adjusted as described in Section 56 of the Code. Preferences include interest from Specified Private Activity Bonds, a type of state or local government bond described in Section 57 (a) (5) (C) of the Code. Bonds of this type may be held for one or more of the Funds from time to time.

A shareholder may be subject to federal backup withholding at a rate of 31% of each distribution if the shareholder fails to certify that the taxpayer identification number given is correct and that the shareholder is not subject to such withholding because of underreporting of income (or if the Internal Revenue Service gives notice that such certifications are not accurate).

         STATE AND LOCAL TAXES--Distributions to shareholders of the Funds may be subject to state and local taxes, even if not subject to federal income taxes. These laws vary, and you are advised to consult a tax adviser regarding such taxes.

                              FINANCIAL STATEMENTS

The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 1997 are incorporated herein by reference to the Trust's Annual Report. Copies of the Annual Report are available without charge upon request by writing to the Trust or by calling 1-800-848-0920.

                                    APPENDIX

                          DESCRIPTION OF NRSRO RATINGS

SHORT-TERM RATINGS (including commercial paper, senior short-term obligations and deposit obligations). Issues rated Duff 2 by Duff & Phelps, Inc. (D&P) have good certainty of timely payments, Liquidity factors and company fundamentals are sound. Although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good. Risk factors are very small. Relative strengths or weaknesses of the above factors determines whether the issuer's commercial paper is rated Duff 1+, Duff 1, or Duff 1-.


Issues assigned F2 by Fitch/IBCA Information Services, Inc. (Fitch/IBCA) have a strong capacity for timely repayment, however the relative degree of risk is slightly higher than for issues classified as F1. Issues assigned the rating of F1 are regarded as having the strongest degree of assurance for timely repayment. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.


Among the factors considered by Moody's Investors Service, Inc. (Moody's) in assigning ratings are the following: (1) quality of management; (2) industry strengths and risks; (3) vulnerability to business cycles; (4) competitive position; (5) liquidity measurements; (6) debt structure; (7) operating trends; and (8) access to capital markets. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated P-1 or P-1.

Issues rated by Standard & Poor's (S&P) as A-1, the highest category, indicates that the degree of safety regarding timely payment is strong. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated AA or better. The issuer has access to at least two additional channels of borrowing. Basic earning and cash flow have an upward trend with allowance made for unusual circumstances. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1+, A-1 or A-2.

Issues rated TBW-2 by Thomson Bank Watch (Thomson) have a strong degree of safety regarding timely repayment of principal and interest. The relative degree of safety is not quite as high as an issues with a TBW-1 rating.



Thomson issues ratings on bank holding companies, U.S. banks, international banks, investment banks, and savings and loan associations. Issues rated TBW1 are obligations that indicate a very high degree of likelihood that principal and interest will be paid on a timely basis. A TBW2 rating indicates that the relative degree of safety is not quite as high as an issue with a TBW1 rating.


                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

                                  S&P'S RATINGS

A note rating by S&P reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating or bond. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

                                 MOODY'S RATINGS

MIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                           DESCRIPTION OF BOND RATINGS

The ratings of S&P and Moody's represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                                  S&P'S RATINGS

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Note: The ratings from AA to BBB may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

                                 MOODY'S RATINGS

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1,2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

BOND RATINGS

Bonds rated AA or AAA by D&P are deemed to be high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


Bonds rated AA or AAA by Fitch/IBCA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.



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Bonds rated AA or AAA by Thomson indicates ability to repay principal and interest on a timely basis. Bonds rated AA may have limited incremental risk versus AAA issues.

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